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[Graphic]
Federated Investors


Federated Government Income Securities, Inc.

12TH ANNUAL REPORT FEBRUARY 28, 1998

ESTABLISHED 1986

PRESIDENT'S MESSAGE

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Dear Fellow Shareholder:

Federated Government Income Securities, Inc. was created in 1986, and has been serving income investors for over a decade. I am pleased to present the fund's 12th Annual Report.

Fund shareholders own U.S. government securities and receive income from U.S. Treasury bonds, Government National Mortgage Association ("GNMA") issues, Federal Home Loan Mortgage Corporation ("FHLMC") issues, and Federal National Mortgage Association ("FNMA") issues. These U.S. government securities have no credit risk or default risk. The prices of all U.S. government issues are subject to interest rate changes with corresponding price changes in the market place.

This report covers the 12-month period from March 1, 1997, through February 28, 1998. It begins with a discussion with the fund's portfolio manager, Kathy Foody-Malus, Vice President of Federated Advisers. She offers her views on today's interest rate environment, fund performance and how your fund is invested in U.S. government securities.

Over the 12-month reporting period, due largely to the fund's mortgage-backed securities holdings, the fund's share classes outperformed, or were competitive with, the overall Treasury market. All share classes outperformed the average U.S. government bond fund. Individual share class total return performance and income distributions follow.*

                    TOTAL
                   RETURN   INCOME     NET ASSET VALUE INCREASE
 Class A Shares    10.10%    $0.59       $8.59 to $8.84 = 3%
 Class B Shares     9.34%    $0.53       $8.59 to $8.84 = 3%
 Class C Shares     9.29%    $0.53       $8.59 to $8.84 = 3%
 Class F Shares    10.19%    $0.61       $8.59 to $8.83 = 3%

* Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns based on offering price for Class A, B, C, and F Shares were 5.20%, 3.55%, 8.18% and 7.94%, respectively, for the 12-month reporting period.

The fund's management has continued to emphasize mortgage-backed securities for their attractive yields and good long-term value. More than 70% of the fund's assets were invested in mortgage-backed securities. These government securities are guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities.

Following Kathy's discussion are three additional items of shareholder interest. First, is a series of graphs that display the fund's performance of a lump sum investment with all income dividends reinvested and the investment results of making systematic investments in fund shares with dividends reinvested. Second, is a complete listing of the fund's holdings in U.S. government securities. Third, is the publication of the fund's financial statements.

Thank you for your continued participation in Federated Government Income Securities, Inc. If you have any questions or comments, please do not hesitate to write.

Very sincerely yours,

[Graphic]

Richard B. Fisher
President
April 15, 1998

* An AAAf rating means that the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. Ratings are subject to change and do not remove market risks.


INVESTMENT REVIEW

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Kathy Foody-Malus
Vice President
Federated Advisers

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THE FUND'S FISCAL YEAR WAS CHARACTERIZED BY STEADY GROWTH IN THE U.S.
ECONOMY, NEGLIGIBLE INFLATION, AND THE ASIAN ECONOMIC CRISIS. HOW HAS THE BOND MARKET REACTED TO THESE INFLUENCES?

The first half of the fund's fiscal year was dominated by strong growth and benign inflation. These factors caused the Federal Reserve Board to tighten interest rates 25 basis points once during this period. The dominating issues in the second half of the fund's fiscal year were the currency and financial crisis in the Asian markets. The bond market rallied on the trouble in Asia and its potential cooling effect on inflation and growth in the U.S. The 30-year Treasury bond reached a cyclical low of 5.69% in mid-January. Since then, interest rates have slightly risen from their historical lows, and the market continues to support a view of low inflation and slower economic growth.

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FOR MOST OF THE FUND'S FISCAL YEAR, THE MORTGAGE-BACKED SECURITIES MARKET'S
PERFORMANCE IN THIS ENVIRONMENT WAS STELLAR. TO WHAT EXTENT HAVE
MORTGAGE-BACKED SECURITIES OUTPERFORMED TREASURIES?

Overall, the mortgage-backed securities market outperformed comparable duration Treasuries by 132 basis points over the year. The majority of the mortgage-backed securities market's strong performance over Treasuries occurred in the first half of 1997. During this period, the mortgage-backed securities market was the beneficiary of a trading range environment in the U.S. Treasury market, low volatility, and tightening spreads. The second half of 1997 proved to be less favorable as interest rates declined on 10-year Treasury bill by 75 basis points, the yield curve flattened, and volatility increased. The recent decline in interest rates is feeding fears of prepayment spikes comparable to those witnessed in 1993 and 1996. With the virtually flat yield curve -- which means that securities with longer maturities do not offer proportionally higher yields -- fixed-rate refinancing to date has mirrored the relatively benign 1996 experience, compared to the record refinancing of 1993. However, while the flat yield curve restrains refinancing, improvements in the financing process could offset this effect.

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WHAT WAS YOUR STRATEGY FOR THIS TYPE OF MARKET?

The bond market environment over the last several years has been very friendly for mortgage-backed securities investors. The mortgage-backed securities market has outperformed equivalent duration Treasuries for the last two years annually in excess of 100 basis points. Given this environment, we were very proactive in adding prepayment protection to the portfolio in various types of securities. This prepayment protection was added at very attractive levels, given the fact that most investors were unconcerned about the potential for any increase in refinancing if interest rates were to decline.

Consider this analogy: When it has not rained for years, how many homeowners would be willing to buy flood insurance? Very few! But typically, this is when the insurance is at its cheapest levels. As the rains begin, the cost of insurance to homeowners starts to increase dramatically. The mortgage-backed securities market today is in a similar situation. Over the last two years, we were adding securities that inhibited prepayments by homeowners and mortgage structures that prevented early prepayments under a given set of scenarios. The early purchase of prepayment "insurance" has been beneficial to investors in the fund.

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HOW MUCH OF THE FUND'S PORTFOLIO FOCUSED ON THE MORTGAGE-BACKED SECURITIES
MARKET?

The portfolio has a 78% weighting in agency mortgage-backed securities due to attractive valuations versus other high-grade, fixed-income assets. As of February 28, 1998, the portfolio composition of net assets was:

                               PERCENTAGE OF
                                 NET ASSETS
 GNMA                              38.9%
 FNMA                              25.5%
 U.S. Treasury Obligations         24.3%
 Repurchase Agreement              14.3%
 FHLMC                             13.7%

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HOW DID FEDERATED GOVERNMENT INCOME SECURITIES, INC. PERFORM FOR
SHAREHOLDERS IN TERMS OF TOTAL RETURN AND INCOME FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1998?

For the 12-month reporting period ended February 28, 1998, investors in the fund's Class A Shares received a total return of 10.10%, based on net asset value.* Investors in Class B, C, and F Shares received total returns of 9.34%, 9.29%, and 10.19%, respectively, based on net asset value.*

The fund's returns were consistent with those of the market overall and greater than the returns of the average U.S. government mutual fund. For the 12-month reporting period, the Merrill Lynch 5-Year and 10-Year U.S. Treasury Indices returned 9.32% and 12.75%, respectively.** The total return for the Lipper General U.S. Government Fund Average was 9.12%.+

In terms of income, the fund's Class A, B, C, and F Shares paid monthly dividends totaling $0.59, $0.53, $0.53, and $0.61 per share, respectively.

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WHAT ARE YOUR EXPECTATIONS FOR THE REMAINDER OF 1998, AND HOW WILL THAT IMPACT
YOUR STRATEGY?

The current environment in bonds continues to be a trading range which will continue until the release of further economic data confirming a slowdown in economic growth and continued low inflation. The mortgage-backed securities market will incur some bumps along the way, as the low rates earlier this year filter through the prepayment numbers which will be released over the next several months. Overall, we continue to believe that the combination of Treasuries and mortgage-backed securities with prepayment protection will serve investors well moving through the remainder of 1998.

* Performance quoted is based on net asset value, reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the 12-month reporting period based on offering price for Class A, B, C, and F Shares were 5.20%, 3.55%, 8.18%, and 7.94%, respectively.

** Merrill Lynch 5-Year and 10-Year Treasury Indices comprise the most recently issued 5-year and 10-year U.S. Treasury notes. Index returns are calculated as total returns for periods of 1, 3, 6, and 12 months as well as year-to-date. Indices are unmanaged, and investments cannot be made in an index.

+ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not reflect sales charges.


BOND INVESTING TERMS

MATURITY -- The amount of time in which a bond's principal becomes due.

COUPON -- The interest rate on a bond that the issuer promises to pay until the bond matures.

CURRENT YIELD -- The amount of interest paid by a bond, expressed as a percentage of its value. Yield may differ from the coupon because the bond's value may change over time. As a bond's price falls, its yield rises, and vice versa.

DURATION -- A measurement of a bond's price volatility relative to a change in the general level of interest rates. Duration takes into account the size of the coupon and the time to maturity. Generally, longer or higher durations have more risk than shorter or lower durations.

INVESTMENT GRADE BONDS -- Corporate and municipal bonds rated within the top four categories (Baa or higher by Moody's or BBB or higher by Standard & Poor's) based on the issuer's ability to pay the interest and principal. Bonds rated lower are more speculative. U.S. Treasury and government agency bonds are not rated because the payment of principal and interest are guaranteed directly by the U.S. government or the issuing agency.

FEDERAL RESERVE BOARD -- Under the direction of a Chairman (currently Alan Greenspan), the Federal Reserve Board (the "Fed") consists of seven members that are appointed by the President. The Fed regulates the U.S. monetary and banking system and sets economic policy, including the direction of short-term interest rates. When the Fed is said to "tighten," it raises rates. When it "eases," it lowers rates.

MORTGAGE-BACKED BOND -- A bond that gives the owner an interest in a group of home mortgages, known as a pool.

PREPAYMENTS -- This occurs when homeowners move or refinance mortgages to take advantage of lower interest rates. As a result, the principal is paid off to investors who own interests in the mortgages--and have to reinvest in a lower rate environment.

PASS-THROUGH MORTGAGE SECURITIES -- A group of mortgages pooled together and sold to investors.

GNMA -- An abbreviation for the Government National Mortgage Association, a U.S. government agency that issues pass-through mortgage securities. These securities are known as "Ginnie Maes," and their payment of principal and interest is guaranteed by the U.S. government.

FNMA -- An abbreviation for the Federal National Mortgage Association, a publicly owned, government-sponsored company that buys mortgages from lenders and packages them into securities for sale to investors. This agency and each mortgage-backed security are also known as "Fannie Mae."

FHLMC -- An abbreviation for the Federal Home Loan Mortgage Corporation, an agency that buys mortgages from lenders and packages them into securities for sale to investors. The agency and each mortgage-backed security it issues are also known as "Freddie Mac."

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN FEDERATED GOVERNMENT INCOME SECURITIES, INC.

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $12,000 IN THE CLASS F SHARES OF FEDERATED GOVERNMENT INCOME SECURITIES, INC. ON 4/4/86, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $28,096 ON 2/28/98. YOU WOULD HAVE EARNED A 7.41%* AVERAGE ANNUAL TOTAL RETURN FOR THE 12-YEAR INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 3/31/98, the Class F Shares' average annual 1-year, 5-year, and 10-year total returns were 9.89%, 5.70%, and 7.58%, respectively.

As of 3/31/98, the Class A Shares' average annual 1-year and since inception (8/5/96) total returns were 6.91% and 5.28%, respectively. The Class B Shares' average annual 1-year and since inception (8/5/96) total returns were 5.46% and 4.54%, respectively. The Class C Shares' average annual 1-year and since inception (8/5/96) total returns were 10.19% and 7.56%, respectively.**

[Graphic] - See Appendix (A)

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1.00% sales charge and 1.00% contingent deferred sales charge for Class F Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The total return stated takes into account the 4.50% sales charge for Class A
   Shares, the 5.50% contingent deferred sales charge for Class B Shares, the 1.00% contingent deferred sales charge for Class C Shares, and the 1.00% sales charge and 1.00% contingent deferred sales charge for Class F Shares.

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

ONE STEP AT A TIME:

$1,000 INVESTED EACH YEAR FOR 12 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $19,373.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class F Shares of Federated Government Income Securities, Inc. on 4/4/86, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $12,000, but your account would have reached a total value of $19,373* by 2/28/98. You would have earned an average annual total return of 7.34%.

A practical investment plan helps you pursue long-term performance from U.S. government securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time.
Put time, money, and compounding to work.

[Graphic] - See Appendix (B)

* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED GOVERNMENT INCOME SECURITIES, INC.
HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR CURRENT INCOME

Twelve years ago, in April 1986, Anne and Denny Laughlin, an imaginary working couple with no children, had to decide how to invest a $100,000 inheritance from her late father's estate. They chose Federated Government Income Securities, Inc. because it invests in government securities which traditionally are some of the safest, most credit-worthy securities issued in America.

They like the way they can use their account for an occasional extravagance -- like the $50,000 Jaguar they bought last August to celebrate their anniversary -- without touching their original principal.

The Laughlins' account totaled $234,135 as of 2/28/98 for an average annual total return of 7.41%.*

[Graphic] - See Appendix (C)

* This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

CLASS A SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED GOVERNMENT INCOME SECURITIES, INC. (CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Government Income Securities, Inc. (Class A Shares) (the "Fund") from August 5, 1996 (start of performance) to February 28, 1998 compared to the Salomon Brothers 15 Year Mortgage-Backed Securities Index (SB15MSI), the Lipper U.S. Mortgage Funds Average (LUSMF), the Merrill Lynch 5 Year Treasury Index (ML5YRT), the Merrill Lynch 10 Year Treasury Index (ML10YRT), the Lipper General U.S. Government Funds Average (LUSGFA), and the Lehman Brothers Mortgage-Backed Securities Index (LBMBSI).+

[Graphic] - See Appendix (D)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $9,550 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The SB15MSI, LUSMF, ML5YRT, ML10YRT, LUSGFA, and the LBMBSI have been adjusted to reflect reinvestment of dividends on securities in the indices and averages.

** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

+ The SB15MSI, ML5YRT, ML10YRT, and LBMBSI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged. The LUSMF and LUSGFA represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and are not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The Fund has elected to change the benchmark index from the SB15YRMI to the LBMBSI. The LBMBSI is more representative of the securities in which the Fund invests. It is composed of all fixed rate securitized mortgage pools by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corp. (FHMLC), including GNMA Graduated Payment Mortgages, all of which can have maturities in excess of 15 years. In contrast, while the SB15YRMI consists of many of the same securities, it limits their maturities to 15 years. The Fund is also removing references to the LUSMFA as the Fund already references the LUSGFA which is more representative of the Fund's holdings.

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

CLASS B SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED GOVERNMENT INCOME SECURITIES, INC. (CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Government Income Securities, Inc. (Class B Shares) (the "Fund") from August 5, 1996 (start of performance) to February 28, 1998 compared to the Salomon Brothers 15 Year Mortgage-Backed Securities Index (SB15MSI), the Lipper U.S. Mortgage Funds Average (LUSMF), the Merrill Lynch 5 Year Treasury Index (ML5YRT), the Merrill Lynch 10 Year Treasury Index (ML10YRT), the Lipper General U.S. Government Funds Average (LUSGFA), and the Lehman Brothers Mortgage-Backed Securities Index (LBMBSI).+

[Graphic] - See Appendix (E)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.75% contingent deferred sales charge on any redemptions less than 2 years from the purchase date. The ending value of the Fund reflects the maximum contingent deferred sales charge of 5.50% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The SB15MSI, LUSMF, ML5YRT, ML10YRT, LUSGFA, and the LBMBSI have been adjusted to reflect reinvestment of dividends on securities in the indices and averages.

** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

+ The SB15MSI, ML5YRT, and ML10YRT, and LBMSBSI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged. The LUSMF and LUSGFA represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and are not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The Fund has elected to change the benchmark index from the SB15YRMI to the LBMBSI. The LBMBSI is more representative of the securities in which the Fund invests. It is composed of all fixed rate securitized mortgage pools by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corp. (FHMLC), including GNMA Graduated Payment Mortgages, all of which can have maturities in excess of 15 years. In contrast, while the SB15YRMI consists of many of the same securities, it limits their maturities to 15 years. The Fund is also removing references to the LUSMFA as the Fund already references the LUSGFA which is more representative of the Fund's holdings.

FEDERATED GOVERNMENT INCOME SECURITIES, INC.
CLASS C SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED GOVERNMENT INCOME SECURITIES, INC. (CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Government Income Securities, Inc. (Class C Shares) (the "Fund") from August 5, 1996 (start of performance) to February 28, 1998 compared to the Salomon Brothers 15 Year Mortgage-Backed Securities Index (SB15MSI), the Lipper U.S. Mortgage Funds Average (LUSMF), the Merrill Lynch 5 Year Treasury Index (ML5YRT), the Merrill Lynch 10 Year Treasury Index (ML10YRT), the Lipper General U.S. Government Funds Average (LUSGFA), and the Lehman Brothers Mortgage-Backed Securities Index (LBMBSI).+

[Graphic] - See Appendix (F)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge applied on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The SB15MSI, LUSMF, ML5YRT, ML10YRT, LUSGFA, and the LBMBSI have been adjusted to reflect reinvestment of dividends on securities in the indices and averages.

** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

+ The SB15MSI, ML5YRT, ML10YRT, and LBMBSI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged. The LUSMF and LUSGFA represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and are not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The Fund has elected to change the benchmark index from the SB15YRMI to the LBMBSI. The LBMBSI is more representative of the securities in which the Fund invests. It is composed of all fixed rate securitized mortgage pools by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corp. (FHMLC), including GNMA Graduated Payment Mortgages, all of which can have maturities in excess of 15 years. In contrast, while the SB15YRMI consists of many of the same securities, it limits their maturities to 15 years. The Fund is also removing references to the LUSMFA as the Fund already references the LUSGFA which is more representative of the Fund's holdings.

FEDERATED GOVERNMENT INCOME SECURITIES, INC.
CLASS F SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED GOVERNMENT INCOME SECURITIES, INC. (CLASS F SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Government Income Securities, Inc. (Class F Shares) (the "Fund") from February 29, 1988 to February 28, 1998 compared to the Salomon Brothers 15 Year Mortgage-Backed Securities Index (SB15MSI), the Lipper U.S. Mortgage Funds Average (LUSMF), the Merrill Lynch 5 Year Treasury Index (ML5YRT), the Merrill Lynch 10 Year Treasury Index (ML10YRT), the Lipper General U.S. Government Funds Average (LUSGFA), and the Lehman Brothers Mortgage-Backed Securities Index (LBMBSI).+

[Graphic] - See Appendix (G)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 4 years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The SB15MSI, LUSMF, ML5YRT, ML10YRT, LUSGFA, and the LBMBSI have been adjusted to reflect reinvestment of dividends on securities in the indices and averages.

** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

+ The SB15MSI, ML5YRT, ML10YRT, and LBMBSI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged. The LUSMF and LUSGFA represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and are not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The Fund has elected to change the benchmark index from the SB15YRMI to the LBMBSI. The LBMBSI is more representative of the securities in which the Fund invests. It is composed of all fixed rate securitized mortgage pools by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corp. (FHMLC), including GNMA Graduated Payment Mortgages, all of which can have maturities in excess of 15 years. In contrast, while the SB15YRMI consists of many of the same securities, it limits their maturities to 15 years. The Fund is also removing references to the LUSMFA as the Fund already references the LUSGFA which is more representative of the Fund's holdings.

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

PORTFOLIO OF INVESTMENTS

FEBRUARY 28, 1998


  PRINCIPAL
    AMOUNT                                                                                VALUE
 LONG-TERM OBLIGATIONS--102.4%
                            FEDERAL HOME LOAN MORTGAGE CORP. --8.6%
 $           14,982,661     9.500%, 8/1/2016                                      $     16,218,731
             49,500,000     8.000%, 1/1/2028                                            51,359,715
             65,722,814     7.500%, 1/1/2027 - 8/1/2027                                 67,439,296
                977,320     6.500%, 12/1/2027                                              969,071
                             Total                                                     135,986,813
                            FEDERAL HOME LOAN MORTGAGE CORP. REMIC--5.1%
             24,400,000     Series 1127-G, 8.500%, 8/15/2006                            26,564,280
             10,000,000     Series 1347-I, 8.000%, 8/15/2022                            10,733,000
             22,000,000     Series 1591-PV, 6.250%, 10/15/2023                          21,586,400
             23,991,000     Series 2024-E, 6.000%, 1/15/2028                            22,019,180
                             Total                                                      80,902,860
                            FEDERAL NATIONAL MORTGAGE ASSOCIATION--10.5%
             40,000,000 (a) 6.500%, 3/15/2013                                           40,137,600
             78,500,000     6.500%, 3/15/2028                                           77,715,000
             48,000,000     7.000%, 3/15/2028                                           48,549,120
                             Total                                                     166,401,720
                            FEDERAL NATIONAL MORTGAGE ASSOCIATION REMIC--15.0%
             28,118,288     Series 1991-146 -- Z, 8.000%, 10/25/2006                    29,130,265
             25,000,000     Series 1997-67 -- PL, 6.500%, 10/18/2012                    24,991,150
             10,324,345     Series 1994-30 -- K, 6.500%, 2/25/2024                      10,253,623
             30,000,000     Series 1994-30 -- M, 6.500%, 2/25/2024                      29,564,400
             13,970,000     Series 1994-56 -- K, 6.500%, 3/25/2024                      13,812,558
             16,000,000     Series 1994-37 -- L, 6.500%, 3/25/2024                      15,812,640
             24,577,000     Series 1997-74 -- PH, 6.500%, 11/18/2027                    23,947,976
             11,075,000     Series 1993-198 -- L, 6.250%, 10/25/2023                    10,881,188
             28,339,850     Series 1997-67 -- GA, 4.000%, 2/25/2009                     24,865,951

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

  PRINCIPAL
    AMOUNT                                                                               VALUE
 LONG-TERM OBLIGATIONS--CONTINUED
                            FEDERAL NATIONAL MORTGAGE ASSOCIATION REMIC--CONTINUED
 $              580,847     Series 1993-199 -- L, (Interest Only), 10/25/2023      $        33,399
             81,070,628     Series 293-1, (Principal Only), 12/1/2024                   53,810,629
                             Total                                                     237,103,779
                            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--38.1%
              1,242,590     13.000%, 1/15/2011 - 12/15/2014                              1,471,425
              5,266,525     12.500%, 4/15/2010 - 7/15/2015                               6,193,811
             23,762,129     12.000%, 5/15/2011 - 1/15/2016                              27,753,149
              7,890,912     11.000%, 12/15/2009 - 10/15/2019                             8,976,447
              5,897,890     10.500%, 3/15/2016                                           6,657,244
             26,082,960     10.000%, 3/15/2016 - 7/15/2022                              28,931,633
             49,303,315     9.500%, 8/15/2016 - 2/15/2022                               53,885,283
                299,921     9.000%, 2/15/2009 - 6/15/2018                                  324,472
             48,281,759     8.500%, 1/15/2017 - 6/15/2026                               51,947,046
            153,246,232     8.000%, 6/15/2017 - 2/15/2028                              159,596,445
             55,000,000 (a) 8.000%, 3/15/2028                                           57,028,400
            130,579,326     7.500%, 1/15/2026 - 1/15/2028                              134,116,854
                104,000     7.000%, 9/15/2027                                              104,683
             66,305,434     6.500%, 10/15/2023 - 5/15/2024                              66,093,748
                             Total                                                     603,080,640
                            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION REMIC--0.8%
             16,694,832     Series 1997-13 -P1, 8.00%, 9/16/2027                         6,755,397
             14,500,186     Series 1997-7-PI, 8.00%, 5/16/2027                           5,177,146
                             Total                                                      11,932,543
                            UNITED STATES TREASURY SECURITIES--24.3%
             22,000,000     12.000%, 5/15/2005                                          30,114,700
             12,600,000     11.250%, 2/15/2015                                          19,769,148
             27,300,000     10.750%, 8/15/2005                                          35,595,924

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

  PRINCIPAL
    AMOUNT                                                                                VALUE
 LONG-TERM OBLIGATIONS--CONTINUED
                            UNITED STATES TREASURY SECURITIES--CONTINUED
 $           15,000,000     9.250%, 2/15/2016                                     $     20,395,350
             72,600,000     8.125%, 8/15/2019 - 5/15/2021                               91,624,142
            115,000,000     STRIP, (Interest Only), 8/15/2017 - 5/15/2018               35,127,900
             15,000,000     5.875%, 9/30/2002                                           15,152,250
             90,000,000     5.750%, 11/15/2000 - 10/31/2002                             90,448,300
             45,500,000     5.625%, 12/31/2002                                          45,539,130
                             Total                                                     383,766,844
                             TOTAL LONG-TERM OBLIGATIONS (IDENTIFIED                 1,619,175,199
                             COST $1,602,438,825)
                            (B) REPURCHASE AGREEMENTS--14.3%
             28,065,000     BT Securities Corp., 5.64%, dated                           28,065,000
                            2/27/1998, due 3/2/1998
             32,000,000 (c) Credit Suisse First Boston, Inc., 5.50%,
                            dated 2/5/1998, due 3/17/1998                               32,000,000
             40,000,000 (c) Goldman Sachs Group, LP, 5.50%, dated
                            2/3/1998, due 3/17/1998                                     40,000,000
             39,500,000 (c) J.P. Morgan & Co., Inc., 5.49%, dated                       39,500,000
                            1/29/1998, due 3/12/1998
             32,000,000 (c) J.P. Morgan & Co., Inc., 5.52%, dated                       32,000,000
                            2/11/1998, due 3/17/1998
             55,104,000 (c) Morgan Stanley Group, Inc., 5.50%, dated 2/18/1998,
                            due 3/19/1998                                               55,104,000
                             TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)           226,669,000
                             TOTAL INVESTMENTS (IDENTIFIED COST                    $ 1,845,844,199
                             $1,829,107,825)(D)

(a) Indicates securities subject to dollar roll transactions with a total market value of $97,166,000.

(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

(c) Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days if credit of the issuer is downgraded. The Fund has entered into these transactions to ensure the availability of cash to satisfy obligations associated with the open dollar roll transactions.

(d) The cost of investments for federal tax purposes amounts to $1,829,107,825. The net unrealized appreciation of investments on a federal tax basis amounts to $16,736,374 which is comprised of $22,044,993 appreciation and $5,308,619 depreciation at February 28, 1998.

Note: The categories of investments are shown as a percentage of net assets ($1,580,800,180) at February 28, 1998.

The following acronyms are used throughout this portfolio:

LP --Limited Partnership

REMIC --Real Estate Mortgage Investment Conduit

(See Notes which are an integral part of the Financial Statements)

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 1998

 ASSETS:
 Investments in repurchase agreements                               $   226,669,000
 Investments in securities                                            1,619,175,199
 Total investments in securities, at value (identified and tax cost                    $ 1,845,844,199
 $1,829,107,825)
 Income receivable                                                                           6,281,481
 Receivable for investments sold                                                           182,616,067
 Receivable for shares sold                                                                  1,317,481
   Total assets                                                                          2,036,059,228
 LIABILITIES:
 Payable for investments purchased                                      182,840,504
 Payable for shares redeemed                                              3,196,226
 Income distribution payable                                              3,870,877
 Payable for dollar roll transactions                                   264,500,234
 Accrued expenses                                                           851,207
   Total liabilities                                                                       455,259,048
 NET ASSETS for 179,073,479 shares outstanding                                         $ 1,580,800,180
 NET ASSETS CONSIST OF:
 Paid in capital                                                                       $ 1,877,184,045
 Net unrealized appreciation of investments                                                 16,736,374
 Accumulated net realized loss on investments                                             (314,032,769)
 Undistributed net investment income                                                           912,530
   Total Net Assets                                                                    $ 1,580,800,180
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($138,554,219 / 15,666,375 shares                                     $8.84
 outstanding)
 Offering Price Per Share (100/95.50 of $8.84)*                                                  $9.26
 Redemption Proceeds Per Share (100.00/100 of $8.84)                                             $8.84
 CLASS B SHARES:
 Net Asset Value Per Share ($10,818,544 / 1,223,793 shares                                       $8.84
 outstanding)
 Offering Price Per Share (100/100.00 of $8.84)                                                  $8.84
 Redemption Proceeds Per Share (94.50/100 of $8.84)**                                            $8.35
 CLASS C SHARES:
 Net Asset Value Per Share ($2,836,371 / 320,772 shares                                          $8.84
 outstanding)
 Offering Price Per Share (100/100.00 of $8.84)                                                  $8.84
 Redemption Proceeds Per Share (99.00/100 of $8.84)**                                            $8.75
 CLASS F SHARES:
 Net Asset Value Per Share ($1,428,591,046 / 161,862,539 shares                                  $8.83
 outstanding)
 Offering Price Per Share (100/99.00 of $8.83)*                                                  $8.92
 Redemption Proceeds Per Share (99.00/100 of $8.83)**                                            $8.74

* See "What Shares Cost" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

STATEMENT OF OPERATIONS

YEAR ENDED FEBRUARY 28, 1998

 INVESTMENT INCOME:
 Interest (net of dollar roll expense of                                         $      131,266,819
 $3,973,230)
 EXPENSES:
 Investment advisory fee                                        $ 12,503,435
 Administrative personnel and services fee                         1,258,281
 Custodian fees                                                      121,463
 Transfer and dividend disbursing agent fees and                   1,580,004
 expenses
 Directors'/Trustees' fees                                            22,264
 Auditing fees                                                        19,469
 Legal                                                                 7,773
 fees
 Portfolio accounting fees                                           152,272
 Distribution services fee--Class A Shares                           238,761
 Distribution services fee--Class B Shares                            43,640
 Distribution services fee--Class C Shares                            16,743
 Shareholder services fee--Class A Shares                            238,761
 Shareholder services fee--Class B Shares                             14,547
 Shareholder services fee--Class C Shares                              5,581
 Shareholder services fee--Class F Shares                          3,908,923
 Share registration costs                                             41,718
 Printing and postage                                                110,144
 Insurance premiums                                                   13,155
 Taxes                                                                64,982
 Miscellaneous                                                        22,132
    Total expenses                                                20,384,048
 Waivers --
    Waiver of investment advisory fee              $ (4,007,152)
    Waiver of distribution services fee--Class A       (238,761)
    Shares
    Waiver of shareholder services fee--Class F         (31,271)
    Shares
        Total waivers                                             (4,277,184)
           Net expenses                                                                  16,106,864
               Net investment income                                                    115,159,955
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                        29,943,557
 Net change in unrealized appreciation of                                                14,565,744
 investments
    Net realized and unrealized gain on                                                  44,509,301
    investments
        Change in net assets resulting from                                       $     159,669,256
        operations

(See Notes which are an integral part of the Financial Statements)

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED FEBRUARY 28,
                                                                   1998                1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                       $   115,159,955    $       127,536,042
 Net realized gain (loss) on investments ($26,969,638 net gain and ($23,283,777)
 net loss, respectively, as computed for federal
 tax purposes)                                                    29,943,557            (25,490,089)
 Net change in unrealized appreciation/depreciation               14,565,744            (12,454,230)
  Change in net assets resulting from operations                 159,669,256             89,591,723
 NET EQUALIZATION CREDITS (DEBITS)--                                (123,530)            (1,203,307)
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income
  Class A Shares                                                  (6,962,087)                (3,920)
  Class B Shares                                                    (388,908)               (34,408)
  Class C Shares                                                    (139,249)               (31,848)
  Class F Shares                                                (107,135,838)          (128,455,862)
  Change in net assets resulting from distributions to
  shareholders                                                  (114,626,082)          (128,526,038)
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                    186,850,576             70,576,821
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                           60,263,685             67,780,045
 Cost of shares redeemed                                        (489,191,268)          (584,635,386)
  Change in net assets resulting from share transactions        (242,077,007)          (446,278,520)
  Change in net assets                                          (197,157,363)          (486,416,142)
 NET ASSETS:
 Beginning of period                                           1,777,957,543          2,264,373,685
 End of period (including undistributed net investment
 income of
 $912,530 and $378,657, respectively)                       $  1,580,800,180     $    1,777,957,543

(See Notes which are an integral part of the Financial Statements)

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

FINANCIAL HIGHLIGHTS -- CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                    YEAR ENDED
                                                                                   FEBRUARY 28,
                                                                              1998           1997(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                        $ 8.59          $ 8.63
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                        0.62**          0.30
  Net realized and unrealized gain (loss) on investments                       0.22           (0.02)
  Total from investment operations                                             0.84            0.28
 LESS DISTRIBUTIONS
  Distributions from net investment income                                    (0.59)          (0.32)
 NET ASSET VALUE, END OF PERIOD                                              $ 8.84          $ 8.59
 TOTAL RETURN(B)                                                              10.10%           3.34%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                     0.96%           1.03%*
  Net investment income                                                        7.13%           6.45%*
  Expense waiver/reimbursement(c)                                              0.49%           0.50%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                  $138,554            $289
  Portfolio turnover                                                            264%             97%

* Computed on an annualized basis.

** Per share information presented is based upon the average number of shares outstanding.

(a) Reflects operations for the period from August 5, 1996 (date of initial public offering) to February 28, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

FINANCIAL HIGHLIGHTS -- CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                    YEAR ENDED
                                                                                   FEBRUARY 28,
                                                                            1998            1997(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                        $ 8.59          $ 8.63
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                        0.58            0.28
  Net realized and unrealized gain (loss) on investments                       0.20           (0.02)
  Total from investment operations                                             0.78            0.26
 LESS DISTRIBUTIONS
  Distributions from net investment income                                    (0.53)          (0.30)
 NET ASSET VALUE, END OF PERIOD                                              $ 8.84          $ 8.59
 TOTAL RETURN(B)                                                               9.34%           3.00%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                     1.71%           1.71%*
  Net investment income                                                        6.51%           5.80%*
  Expense waiver/reimbursement(c)                                              0.24%           0.26%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                   $10,819          $2,421
  Portfolio turnover                                                            264%             97%

* Computed on an annualized basis.

(a) Reflects operations for the period from August 5, 1996 (date of initial public offering) to February 28, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

FINANCIAL HIGHLIGHTS -- CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                    YEAR ENDED
                                                                                   FEBRUARY 28,
                                                                             1998           1997(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                       $ 8.59           $ 8.63
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                       0.55             0.27
  Net realized and unrealized gain (loss) on investments                      0.23            (0.01)
  Total from investment operations                                            0.78             0.26
 LESS DISTRIBUTIONS
  Distributions from net investment income                                   (0.53)           (0.30)
 NET ASSET VALUE, END OF PERIOD                                             $ 8.84           $ 8.59
 TOTAL RETURN(B)                                                              9.29%            3.02%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                    1.71%            1.71%*
  Net investment income                                                       6.21%            5.65%*
  Expense waiver/reimbursement(c)                                             0.24%            0.26%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                   $2,836           $1,343
  Portfolio turnover                                                           264%              97%

* Computed on an annualized basis.

(a) Reflects operations for the period from August 5, 1996 (date of initial public offering) to February 28, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

FINANCIAL HIGHLIGHTS -- CLASS F SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        YEAR ENDED FEBRUARY 28 OR 29,
                                          1998         1997          1996          1995         1994
 NET ASSET VALUE, BEGINNING OF           $ 8.59       $ 8.75        $ 8.55         $ 9.00       $ 9.44
 PERIOD
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                    0.61         0.55          0.62           0.63         0.68
  Net realized and unrealized gain
  (loss)
  on investments                           0.24        (0.15)         0.20          (0.46)       (0.44)
  Total from investment operations         0.85         0.40          0.82           0.17         0.24
 LESS DISTRIBUTIONS
  Distributions from net investment       (0.61)       (0.56)        (0.62)         (0.62)       (0.68)
  income
  Distributions in excess of net
  investment
  income                                     --           --            --             --           --
  Total distributions                     (0.61)       (0.56)        (0.62)         (0.62)       (0.68)
 NET ASSET VALUE, END OF PERIOD          $ 8.83       $ 8.59        $ 8.75         $ 8.55       $ 9.00
 TOTAL RETURN(A)                          10.19%        4.81%         9.87%          2.11%        2.63%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                 0.96%        0.96%         0.96%          0.97%        0.97%
  Net investment income                    6.87%        6.42%         6.96%          7.34%        7.39%
  Expense waiver/reimbursement(b)          0.24%        0.26%         0.25%          0.23%        0.19%
 SUPPLEMENTAL DATA
  Net assets, end of period (000     $1,428,591   $1,773,905    $2,264,374     $2,538,013   $3,542,078
  omitted)
  Portfolio turnover                        264%          97%          161%           143%         134%

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GOVERNMENT INCOME SECURITIES, INC.

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 1998

1. ORGANIZATION

Federated Government Income Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares:
Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The Fund's objective is to provide current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for equalization. The following reclassifications have been made to the financial statements.

      INCREASE (DECREASE)
                    UNDISTRIBUTED NET
                       INVESTMENT
 PAID-IN CAPITAL         INCOME
   $(123,530)           $123,530

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At February 28, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $314,032,767, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

 EXPIRATION YEAR   EXPIRATION AMOUNT
       2002          $ 81,450,069
       2003          $192,317,284
       2004          $ 16,981,637
       2005          $ 23,283,777

EQUALIZATION -- The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of Fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DOLLAR ROLL TRANSACTIONS -- The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At February 28, 1998, par value shares ($0.001 per share) authorized were as follows:

                     NUMBER OF PAR VALUE
 CLASS NAME         CAPITAL STOCK AUTHORIZED
 Class A Shares             500,000,000
 Class B Shares             500,000,000
 Class C Shares             500,000,000
 Class F Shares             500,000,000

Transactions in capital stock were as follows:


                                                   YEAR ENDED                PERIOD ENDED
                                                FEBRUARY 28, 1998          FEBRUARY 28, 1997*
 CLASS A SHARES                          SHARES            AMOUNT       SHARES            AMOUNT
 Shares sold                             17,863,053     $ 154,174,787     41,367      $ 357,558
 Shares issued to shareholders in
 payment of distributions declared          686,406         6,011,544        341          2,956
 Shares redeemed                        (2,916,697)       (25,430,665)    (8,095)       (69,858)
  Net change resulting from
  Class A Share transactions             15,632,762     $ 134,755,666     33,613      $ 290,656

                                                  YEAR ENDED                    PERIOD ENDED
                                               FEBRUARY 28, 1998             FEBRUARY 28, 1997*
 CLASS B SHARES                           SHARES           AMOUNT        SHARES           AMOUNT
 Shares sold                              1,033,325     $   9,058,031    292,206      $ 2,532,030
 Shares issued to shareholders in
 payment of distributions declared           24,091           211,420      2,107           18,234
 Shares redeemed                           (115,339)       (1,007,902)   (12,597)        (109,332)
  Net change resulting from
  Class B Share transactions                942,077     $   8,261,549    281,716      $ 2,440,932

                                                 YEAR ENDED                   PERIOD ENDED
                                               FEBRUARY 28, 1998             FEBRUARY 28, 1997*
 CLASS C SHARES                            SHARES          AMOUNT        SHARES           AMOUNT
 Shares sold                                370,357     $   3,245,060    162,616      $ 1,405,057
 Shares issued to shareholders in
 payment of distributions declared            9,162            80,022      2,060           17,884
 Shares redeemed                           (215,020)       (1,900,157)    (8,403)         (73,246)
  Net change resulting from
  Class C Share transactions                164,499     $   1,424,925    156,273      $ 1,349,695

* For the period from August 5, 1996 (date of initial public offering) to February 28, 1997.

                                                      YEAR ENDED FEBRUARY 28,
                                           1998                                   1997
 CLASS F SHARES                  SHARES             AMOUNT            SHARES               AMOUNT
 Shares sold                    2,333,488     $    20,372,698          7,667,232     $   66,282,176
 Shares issued to
 shareholders in
 payment of distributions       6,195,998          53,960,699          7,877,965         67,740,971
 declared
 Shares redeemed              (53,122,484)       (460,852,544)       (67,980,256)      (584,382,950)
  Net change resulting from
  Class F Share               (44,592,998)     $ (386,519,147)       (52,435,059)    $ (450,359,803)
  transactions
  Net change resulting
  from share
  transactions                (27,853,660)     $ (242,077,007)       (51,963,457)    $ (446,278,520)

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                       PERCENTAGE OF AVERAGE
                          DAILY NET ASSETS
 SHARE CLASS NAME             OF CLASS
 Class A Shares                   0.25%
 Class B Shares                   0.75%
 Class C Shares                   0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL -- Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended February 28, 1998, were as follows:

PURCHASES               $ 4,344,909,010

SALES                   $ 4,507,001,183

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of FEDERATED GOVERNMENT INCOME SECURITIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Government Income Securities, Inc. as of February 28, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended February 28, 1998 and 1997, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of February 28, 1998 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Government Income Securities, Inc. as of February 28, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
April 23, 1998

DIRECTORS
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
Nicholas P. Constantakis
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr.
Peter E. Madden
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts


OFFICERS
John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President,
Secretary, and Treasurer

Matthew S. Hardin
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by each Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.


[Graphic]
Federated Investors
Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 313912206
Cusip 313912305
Cusip 313912404
Cusip 313912107
G01109-01 (4/98)

[Graphic]



APPENDIX

A. The graphic representation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter shaded portion represents the value of reinvested income for the Fund. The dark shaded portion reflects the principal value of $12,000 investment in the Fund. The color-coded mountain chart is a visual representation of the narrative text above it, which shows that an initial investment of $12,000 in the Fund on April 4, 1986 (date of initial public investment) would have grown to $28,096 on February 28, 1998. The "x" axis reflects computation periods from April 4, 1986 (date of initial public investment) to February 28, 1998. The right margin of the chart reflects the ending value of a hypothetical investment of $12,000 in the Fund measured in increments of $8,000 ranging from $0 to $32,000.

B. The graphic representation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter shaded portion represents the value of reinvested income for Class F Shares of the Fund. The dark shaded portion reflects the principal value of annual $1,000 investments in Class F Shares of the Fund. The color-coded mountain chart is a visual representation of the narrative text above it, which shows that annual investments of $1,000 in Class F Shares of the Fund beginning April 4, 1986 (date of initial public investment) would have grown to $19,373 on February 28, 1998. The "x" axis reflects computation periods from April 4, 1986 (date of initial public investment) to February 28, 1998. The right margin of the chart reflects the ending value of a hypothetical investment of $12,000 in the Fund measured in increments of $3,000 ranging from $0 to $21,000.

C. The graphic representation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter shaded portion represents the value of reinvested income for the Fund. The dark shaded portion reflects the principal value of a $100,000 investment in the Fund. The color-coded mountain chart is a visual representation of the narrative text above it, which shows that an initial investment of $100,000 in the Fund on April 4, 1986 (date of initial public investment) would have grown to $234,135 on February 28, 1998. The "x" axis reflects computation periods from April 4, 1986 (date of initial public investment) to February 28, 1998. The right margin of the chart reflects the ending value of a hypothetical investment of $100,000 in the Fund measured in increments of $30,000 ranging from $0 to $270,000.

D. The graphic representation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of the Fund is represented by a solid line. Salomon Brothers 15 Year Mortgage-Backed Securities Index is represented by a closely dotted line. Lipper U.S. Mortgage Funds Average is represented by a broken line. Merrill Lynch 5 Year Treasury Index is represented by a dashed and dotted line. Merrill Lynch 10 Year Treasury Index is represented by a broken, dashed line. The Lipper General U.S. Government Funds Average is represented by a dotted line. The Lehman Brothers Mortgage Backed Securities Index is represented by a line consisting of a series of two dashes. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Class A Shares of the Fund, Salomon Brothers 15 Year Mortgage-Backed Securities Index, Lipper U.S. Mortgage Funds Average, Merrill Lynch 5 Year Treasury Index , Merrill Lynch 10 Year Treasury Index , Lipper General U.S. Government Funds Average, and Lehman Brothers Mortgage Backed Securities Index for the period from August 5, 1996 (start of performance) to February 28, 1998. The "y" axis reflects the cost of investment. The "x" axis reflects computation period from August 5, 1996 (start of performance) to February 28, 1998. The right margin of the chart reflects the ending value of the hypothetical investment in Class A Shares of the Fund as compared to Salomon Brothers 15 Year Mortgage-Backed Securities Index, Lipper U.S. Mortgage Funds Average, Merrill Lynch 5 Year Treasury Index , Merrill Lynch 10 Year Treasury Index, Lipper General U.S. Government Funds Average, and Lehman Brothers Mortgage Backed Securities Index. The ending values are $10,866, $11,640, $11,450, $11,233, $11,607, $11,474 and
$11,590, respectively.

E. The graphic representation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of the Fund is represented by a solid line. Salomon Brothers 15 Year Mortgage-Backed Securities Index is represented by a closely dotted line. Lipper U.S. Mortgage Funds Average is represented by a broken line. Merrill Lynch 5 Year Treasury Index is represented by a dashed and dotted line. Merrill Lynch 10 Year Treasury Index is represented by a broken, dashed line. The Lipper General U.S. Government Funds Average is represented by a dotted line. The Lehman Brothers Mortgage Backed Securities Index is represented by a line consisting of a series of dashes. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Class B Shares of the Fund, Salomon Brothers 15 Year Mortgage-Backed Securities Index, Lipper U.S. Mortgage Funds Average, Merrill Lynch 5 Year Treasury Index , Merrill Lynch 10 Year Treasury Index , Lipper General U.S. Government Funds Average, and Lehman Brothers Mortgage Backed Securities Index for the period from August 5, 1996 (start of performance) to February 28, 1998. The "y" axis reflects the cost of investment. The "x" axis reflects computation period from August 5, 1996 (start of performance) to February 28, 1998. The right margin of the chart reflects the ending value of the hypothetical investment in Class B Shares of the Fund as compared to Salomon Brothers 15 Year Mortgage-Backed Securities Index, Lipper U.S. Mortgage Funds Average, Merrill Lynch 5 Year Treasury Index , Merrill Lynch 10 Year Treasury Index, Lipper General U.S. Government Funds Average, and Lehman Brothers Mortgage Backed Securities Index. The ending values are $10,688, $11,640, $11,450, $11,233, $11,607, $11,474 and $11,590, respectively.

F. The graphic representation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of the Fund is represented by a solid line. Salomon Brothers 15 Year Mortgage-Backed Securities Index is represented by a closely dotted line. Lipper U.S. Mortgage Funds Average is represented by a broken line. Merrill Lynch 5 Year Treasury Index is represented by a dashed and dotted line. Merrill Lynch 10 Year Treasury Index is represented by a broken, dashed line. The Lipper General U.S. Government Funds Average is represented by a dotted line. The Lehman Brothers Mortgage Backed Securities Index is represented by a line consisting of a series of dashes. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Class C Shares of the Fund, Salomon Brothers 15 Year Mortgage-Backed Securities Index, Lipper U.S. Mortgage Funds Average, Merrill Lynch 5 Year Treasury Index , Merrill Lynch 10 Year Treasury Index , Lipper General U.S. Government Funds Average, and Lehman Brothers Mortgage Backed Securities Index for the period from August 5, 1996 (start of performance) to February 28, 1998. The "y" axis reflects the cost of investment. The "x" axis reflects computation period from August 5, 1996 (start of performance) to February 28, 1998. The right margin of the chart reflects the ending value of the hypothetical investment in Class C Shares of the Fund as compared to Salomon Brothers 15 Year Mortgage-Backed Securities Index, Lipper U.S. Mortgage Funds Average, Merrill Lynch 5 Year Treasury Index , Merrill Lynch 10 Year Treasury Index, Lipper General U.S. Government Funds Average, and Lehman Brothers Mortgage Backed Securities Index. The ending values are $11,259, $11,640, $11,450, $11,233, $11,607, $11,474 and $11,590, respectively.

G. The graphic representation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class F Shares of the Fund is represented by a solid line. Salomon Brothers 15 Year Mortgage-Backed Securities Index is represented by a closely dotted line. Lipper U.S. Mortgage Funds Average is represented by a broken line. Merrill Lynch 5 Year Treasury Index is represented by a dashed and dotted line. Merrill Lynch 10 Year Treasury Index is represented by a broken, dashed line. The Lipper General U.S. Government Funds Average is represented by a dotted line. The Lehman Brothers Mortgage Backed Securities Index is represented by a line consisting of a series of dashes. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Class F Shares of the Fund, Salomon Brothers 15 Year Mortgage-Backed Securities Index, Lipper U.S. Mortgage Funds Average, Merrill Lynch 5 Year Treasury Index , Merrill Lynch 10 Year Treasury Index , Lipper General U.S. Government Funds Average, and Lehman Brothers Mortgage Backed Securities Index for the period from February 29, 1988, to February 28, 1998. The "y" axis reflects the cost of investment. The "x" axis reflects computation period from February 29, 1988, to February 28, 1998. The right margin of the chart reflects the ending value of the hypothetical investment in Class F Shares of the Fund as compared to Salomon Brothers 15 Year Mortgage-Backed Securities Index, Lipper U.S. Mortgage Funds Average, Merrill Lynch 5 Year Treasury Index , Merrill Lynch 10 Year Treasury Index, Lipper General U.S. Government Funds Average, and Lehman Brothers Mortgage Backed Securities Index. The ending values are $20,637, $23,151, $21,007, $22,229, $20,711, $20,731, and $23,441, respectively.